MUNIYIELD
                                                                QUALITY
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1999

MuniYield Quality Fund, Inc.

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniYield Quality Fund, Inc. earned $0.855 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.31%, based on a month-end net asset value of $13.54 per share. Over the same period, the total investment return on the Fund's Common Stock was -7.62%, based on a change in per share net asset value from $15.58 to $13.54, and assuming reinvestment of $0.860 per share income dividends.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -8.77%, based on a change in per share net asset value from $15.33 to $13.54, and assuming reinvestment of $0.424 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.14%; Series B, 3.24%; Series C, 3.50%; and Series D, 3.24%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the

MuniYield Quality Fund, Inc.                                    October 31, 1999

losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of the non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

With tax-exempt bond yields at their highest levels in more than two years, we viewed the recent rise in tax-exempt interest rates as an opportunity to add higher-yielding issues to the portfolio and to seek to enhance the Fund's dividend into the coming years. The ability to purchase municipal bonds at yields equal to, or in some cases above, taxable US Treasury yields has not been available since late 1994. Past history suggests that whenever tax-exempt bond yields rise near or above US Treasury bond yields for an extended period of time, municipal bond portfolios generate significant total returns during the following six months-twelve months.

Recent interest rate increases by the Federal Reserve Board have largely restored investor confidence that US inflation will not be allowed to rise significantly. Some decline in economic growth, particularly in the housing and retail sectors, can already be seen in response to interest rate increases in recent months. Consequently, we adopted a slightly above neutral portfolio structure in an effort to take advantage of the expected decline in interest rates in the coming months and to recapture much of the losses incurred recently.

During most of the period, short-term tax-exempt bond yields ranged from 3.00% to 3.375%. Short-term municipal bond yields have been much more stable than those associated with 25-year-30-year maturity issues. This has resulted in a significant incremental yield paid to Common Stock shareholders as a result of the Fund's use of leverage. As the Federal Reserve Board is believed to be near the end of its current interest rate tightening cycle, short-term tax-exempt bond rates are expected to remain near their current levels. However, should the spread between long-term and short-term tax-exempt rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

MuniYield Quality Fund, Inc.                                    October 31, 1999

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Vice President and Portfolio Manager

November 30, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Voted    Shares Voted
                                                                                     For           Against         Abstain
----------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund.            15,696,939        995,378         800,471
----------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A, B, C and D) voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Voted    Shares Voted
                                                                                     For           Against         Abstain
----------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles
   Supplementary of the Fund as follows:
                                                    Series A                         486               0               0
                                                    Series B                         567             217               0
                                                    Series C                         428             215               0
                                                    Series D                         305               8              21
----------------------------------------------------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION

All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

MuniYield Quality Fund, Inc.                                    October 31, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield Quality Fund, Inc.                                    October 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                            S&P     Moody's       Face                                                                        Value
State                     Ratings   Ratings      Amount                                Issue                               (Note 1a)
====================================================================================================================================
Alabama--3.1%                                              Jefferson County, Alabama, Sewer Revenue Bonds,
                                                           Capital Improvement Warrants, Series A (d):
                          AAA       Aaa         $ 8,500      5.375% due 2/01/2036                                           $  7,575
                          AAA       Aaa          12,000      5.75% due 2/01/2038                                              11,396
------------------------------------------------------------------------------------------------------------------------------------
Alaska--1.8%              AAA       Aaa           1,160    Anchorage, Alaska, Water Revenue Refunding Bonds,
                                                           6% due 9/01/2024 (a)                                                1,150
                                                           Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                          NR*       NR*           6,000      (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024          6,023
                          A1+       VMIG1+          300      (Exxon Pipeline Company Project), VRDN, Series B,
                                                             4.05% due 12/01/2033 (k)                                            300
                          A1+       VMIG1+        3,825      (Exxon Pipeline Company Project), VRDN, Series C,
                                                             3.50% due 12/01/2033 (k)                                          3,825
------------------------------------------------------------------------------------------------------------------------------------
California--1.1%          AAA       Aaa           7,500    California Health Facilities Finance Authority, Revenue
                                                           Refunding Bonds (Sutter Health), Series A, 5.35% due
                                                           8/15/2028 (h)                                                       6,784
------------------------------------------------------------------------------------------------------------------------------------
Colorado--6.5%                                             Colorado HFA, Revenue Bonds (S/F Program):
                          NR*       Aa2           1,970      AMT, Senior Series A-1, 7.40% due 11/01/2027                      2,145
                          NR*       Aa2           3,000      Senior Series B-3, 6.50% due 10/01/2029                           3,138
                          NR*       Aa2          13,000    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                           Senior Series A-2, 6.60% due 5/01/2028                             13,299
                                                           Colorado Health Facilities Authority, Hospital Revenue
                                                           Bonds, Series A (i):
                          NR*       Aaa           1,350      (P/SL Healthcare System Project), 6.875% due 2/15/2003            1,469
                          NR*       Aaa           4,550      (Swedish Medical Center Project), 6.80% due 1/01/2003             4,934
                          BBB+      Baa1          5,000    Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                           Series D, 7.75% due 11/15/2013                                      5,865
                          AAA       Aaa          10,000    Denver, Colorado, City and County Airport Revenue Refunding
                                                           Bonds, Series E, 5.25% due 11/15/2023 (h)                           8,958
------------------------------------------------------------------------------------------------------------------------------------
District of                                                District of Columbia, GO, Refunding, Series B (f):
Columbia--3.7%            AAA       Aaa           7,500      5.50% due 6/01/2013                                               7,352
                          AAA       Aaa           7,500      5.50% due 6/01/2014                                               7,259
                          AAA       Aaa          10,000    Washington D.C., Convention Center Authority, Dedicated Tax
                                                           Revenue Bonds, Senior Lien, 4.75% due 10/01/2028 (a)                7,993
------------------------------------------------------------------------------------------------------------------------------------
Florida--1.2%             AAA       Aaa           5,260    Orange County, Florida, Tourist Development Tax Revenue
                                                           Refunding Bonds, 5.125% due 10/01/2021 (h)                          4,726
                          NR*       B1            2,840    Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                           Education and Research Foundation Project), Series A, 7% due
                                                           9/01/2024                                                           2,620
------------------------------------------------------------------------------------------------------------------------------------
Georgia--1.7%             AA        Aa3           4,825    Atlanta, Georgia, GO, Series A, 6.125% due 12/01/2004 (i)           5,214
                          A         A3            4,785    Monroe County, Georgia, Development Authority, PCR, Refunding
                                                           (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                           due 1/01/2011                                                       5,242
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM)  Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes

MuniYield Quality Fund, Inc.                                    October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's       Face                                                                        Value
State                     Ratings   Ratings      Amount                                Issue                               (Note 1a)
====================================================================================================================================
Illinois--18.1%                                            Chicago, Illinois, Board of Education, GO (Chicago School
                                                           Reform Project), Series A (a):
                          AAA       Aaa         $48,085      5.25% due 12/01/2027                                           $ 42,213
                          AAA       Aaa           6,385      5.25% due 12/01/2030                                              5,569
                          AAA       Aaa          12,495    Chicago, Illinois, GO (Lakefront Millennium Parking
                                                           Facilities), 5.125% due 1/01/2028 (h)                              10,717
                          NR*       Aaa           3,000    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A,
                                                           6.35% due 10/01/2030 (l)                                            3,081
                          AAA       Aaa           4,500    Chicago, Illinois, Sales Tax Revenue Refunding Bonds,
                                                           5.25% due 1/01/2028 (d)                                             3,950
                          AAA       Aaa           2,500    Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                           Second Lien, 5.25% due 1/01/2028 (a)                                2,194
                          AAA       Aaa           5,000    Chicago, Illinois, Water Revenue Refunding Bonds,
                                                           5.25% due 11/01/2027 (d)                                            4,390
                          AAA       Aaa          12,255    Cook County, Illinois, GO, Capital Improvement, Series A,
                                                           5% due 11/15/2028 (d)                                              10,285
                          BBB       Baa1         15,000    Illinois Development Finance Authority, PCR, Refunding
                                                           (Illinois Power Company Project), Series A, 7.375% due
                                                           7/01/2021                                                          16,235
                          AAA       Aa3           2,130    Illinois Development Finance Authority Revenue Bonds
                                                           (Presbyterian Home Lake Project), Series B, 6.25% due
                                                           9/01/2017 (f)                                                       2,175
                          A1+       VMIG1+          200    Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                           (University of Chicago Hospitals), VRDN, 3.55% due
                                                           8/01/2026 (h)(k)                                                      200
                          NR*       A1            3,750    Illinois Student Assistance Commission, Student Loan Revenue
                                                           Refunding Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015           3,870
                          AAA       Aaa           6,800    Metropolitan Pier and Exposition Authority, Illinois,
                                                           Dedicated State Tax Revenue Refunding Bonds (McCormick
                                                           Place Expansion Project), Series A, 5.25% due 6/15/2027 (a)         5,975
------------------------------------------------------------------------------------------------------------------------------------
Indiana--5.5%                                              De Kalb County, Indiana, Redevelopment Authority Revenue
                                                           Bonds (Mini-Mill), Series A (b):
                          AAA       NR*           3,000      6.50% due 1/15/2014                                               3,174
                          AAA       NR*           3,220      6.625% due 1/15/2017                                              3,370
                          AAA       NR*           2,500    Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                           Program), Series A, 6.875% due 2/01/2012                            2,736
                          BBB       Baa2          7,800    Indianapolis, Indiana, Airport Authority, Special Facilities
                                                           Revenue Bonds (Federal Express Corporation Project), AMT,
                                                           7.10% due 1/15/2017                                                 8,308
                          AA        NR*          15,000    Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                           Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020             15,843
------------------------------------------------------------------------------------------------------------------------------------
Kansas--0.6%                                               Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                          AAA       NR*           1,140      6.375% due 9/01/2004 (i)                                          1,243
                          AAA       Aaa           2,360      6.375% due 9/01/2023                                              2,416
------------------------------------------------------------------------------------------------------------------------------------
Kentucky--3.7%            AAA       Aaa           4,935    Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                           Series B, 6.625% due 7/01/2026 (e)                                  5,077
                          AAA       Aaa           6,570    Lexington-Fayette Urban County Government, Kentucky,
                                                           Governmental Project Revenue Bonds (University of Kentucky
                                                           Alumni Association Inc. Project), 6.75% due 11/01/2004 (h)(i)       7,287
                          NR*       NR*           5,250    Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                           (TJ International Project), AMT, 7% due 6/01/2024                   5,413
                          A+        Aa2           5,000    Trimble County, Kentucky, PCR, AMT, Series B, 6.55% due
                                                           11/01/2020                                                          5,127
------------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.1%           NR*       VMIG1+          600    Louisiana State Offshore Terminal Authority, Deepwater Port
                                                           Revenue Refunding Bonds (First Stage Loop Inc.), ACES,
                                                           3.55% due 9/01/2006 (k)                                               600
------------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's       Face                                                                        Value
State                     Ratings   Ratings      Amount                                Issue                               (Note 1a)
====================================================================================================================================
Massachusetts--5.7%                                        Massachusetts Bay Transportation Authority, Revenue
                                                           Refunding Bonds (General Transportation System):
                          AA-       Aa3         $ 3,730      Series A, 7% due 3/01/2011                                     $  4,221
                          AA-       Aa3           3,550      Series A, 7% due 3/01/2014                                        4,039
                          AAA       Aaa          10,000      Series B, 5% due 3/01/2028 (h)                                    8,524
                                                           Massachusetts State, HFA, S/F Housing Revenue Bonds:
                          A+        Aa3           3,500      Series 33, 6.35% due 6/01/2017                                    3,560
                          A+        Aa3           2,865      Series 37, 6.35% due 6/01/2017                                    2,914
                          AAA       Aaa           9,170    Massachusetts State Turnpike Authority, Western Turnpike
                                                           Revenue Refunding Bonds, Series A, 5.55% due 1/01/2017 (h)          9,170
                          AAA       Aaa           2,545    Springfield, Massachusetts, GO, Refunding (Municipal Purpose
                                                           Loan), 5.25% due 11/15/2013 (f)                                     2,442
------------------------------------------------------------------------------------------------------------------------------------
Michigan--2.2%            NR*       P1            1,600    Delta County, Michigan, Economic Development Corporation,
                                                           Environmental Improvement Revenue Refunding Bonds (Mead-
                                                           Escanaba Paper), DATES, Series D, 3.50% due 12/01/2023 (k)          1,600
                          BBB       Baa1         12,650    Dickinson County, Michigan, Economic Development Corporation,
                                                           PCR, Refunding (Champion International Corporation Project),
                                                           5.85% due 10/01/2018                                               11,729
------------------------------------------------------------------------------------------------------------------------------------
Mississippi--0.8%         NR*       VMIG1+        5,155    Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A.
                                                           Inc. Project), VRDN, 3.50% due 12/01/2016 (k)                       5,155
------------------------------------------------------------------------------------------------------------------------------------
Nebraska--1.6%            AAA       Aaa           9,400    Nebraska Public Power District Revenue Bonds, Power Supply
                                                           System, Series A, 5.25% due 1/01/2005 (h)(i)                        9,686
------------------------------------------------------------------------------------------------------------------------------------
Nevada--0.9%              AAA       Aaa           5,710    Washoe County, Nevada, School District, GO, 5.875% due
                                                           6/01/2017 (f)                                                       5,663
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire--           NR*       NR*           3,410    New Hampshire Higher Educational and Health Facilities
0.6%                                                       Authority, Revenue Refunding Bonds (Saint Anselm College),
                                                           6.20% due 7/01/2003 (i)                                             3,650
------------------------------------------------------------------------------------------------------------------------------------
New York--13.1%           A1+       VMIG1+        6,500    Long Island Power Authority, New York, Electric System Revenue
                                                           Bonds, VRDN, Sub-Series 5, 3.50% due 5/01/2033 (k)                  6,500
                          AAA       Aaa          14,910    Long Island Power Authority, New York, Electric System Revenue
                                                           Refunding Bonds, Series A, 5.25% due 12/01/2026 (h)                13,294
                                                           New York City, New York, GO:
                          A-        A3            5,000      Series B, 5.875% due 8/15/2013                                    5,028
                          A-        A3            9,055      Series F, 5.75% due 2/01/2019                                     8,708
                          A-        A3            5,000      Series K, 6.25% due 4/01/2006 (i)                                 5,426
                                                           New York City, New York, GO, Refunding:
                          A-        A3            5,000      Series E, 6.50% due 2/15/2006                                     5,367
                          A-        A3            8,825      Series G, 5.75% due 2/01/2017                                     8,552
                          A-        A3            2,315      Series J, 6% due 8/01/2017                                        2,305
                                                           New York City, New York, Municipal Water Finance Authority,
                                                           Water and Sewer System Revenue Bonds:
                          AAA       Aaa           8,085      RITR, Series FR-5, 7.095% due 6/15/2026 (h)(j)                    7,508
                          AAA       Aaa           1,590      Series B, 5.75% due 6/15/2026 (h)                                 1,535
                          A1+       VMIG1+        1,900      VRDN, Series C, 3.50% due 6/15/2022 (d)(k)                        1,900
                          AAA       NR*           4,030    New York City, New York, Municipal Water Finance Authority,
                                                           Water and Sewer System Revenue Refunding Bonds, Series B,
                                                           5.25% due 6/15/2029 (f)                                             3,578
                          AAA       Aaa           3,485    New York State Dormitory Authority, Revenue Refunding Bonds
                                                           (Saint Vincent's Hospital and Medical Center), 5.75% due
                                                           8/01/2015 (a)(e)                                                    3,407
                          AA-       A3            1,000    New York State Local Government Assistance Corporation
                                                           Revenue Bonds, Series A, 6% due 4/01/2016                           1,010

MuniYield Quality Fund, Inc.                                    October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's       Face                                                                        Value
State                     Ratings   Ratings      Amount                                Issue                               (Note 1a)
====================================================================================================================================
New York                  A-        Baa1        $ 5,000    New York State Urban Development Corporation, Revenue
(concluded)                                                Refunding Bonds (Correctional Capital Facilities), 5.75%
                                                           due 1/01/2013                                                    $  4,945
                          A+        Aa3           1,080    Triborough Bridge and Tunnel Authority, New York, General
                                                           Purpose Revenue Refunding Bonds, Series A, 5.50% due
                                                           1/01/2008                                                           1,107
------------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.1%      A1+       NR*             400    Raleigh-Durham, North Carolina, Airport Authority, Special
                                                           Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                           Series A, 3.55% due 11/01/2005 (k)                                    400
------------------------------------------------------------------------------------------------------------------------------------
North Dakota--2.0%        AAA       Aaa          13,500    Oliver County, North Dakota, PCR, Refunding (Square Butte
                                                           Electric Cooperative), Series A, 5.30% due 1/01/2027 (a)           12,006
------------------------------------------------------------------------------------------------------------------------------------
Ohio--0.4%                AA+       Aa1           2,750    Ohio State, GO, Infrastructure Improvement, Series B,
                                                           5% due 2/01/2016                                                    2,509
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--2.4%        AAA       Aaa           5,125    Allegheny County, Pennsylvania, Port Authority, Special
                                                           Transportation Revenue Bonds, 6% due 3/01/2019 (h)                  5,152
                          AAA       Aaa           6,000    Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                           Revenue Refunding Bonds, Senior Series A, 5.25% due
                                                           12/01/2017 (a)                                                      5,532
                                                           Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                           Facilities Authority, Hospital Revenue Bonds (Children's
                                                           Hospital of Philadelphia Project), VRDN (k):
                          A1+       VMIG1+        1,200      3.50% due 3/01/2027                                               1,200
                          A1+       VMIG1+          300      Series A, 3.50% due 3/01/2027                                       300
                          AAA       Aaa           2,500    Pittsburgh and Allegheny County, Pennsylvania, Public
                                                           Auditorium Revenue Bonds (Regional Asset District Sales Tax),
                                                           5.25% due 2/01/2031 (a)                                             2,211
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.4%        AAA       Aaa           2,500    Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (f)     2,394
------------------------------------------------------------------------------------------------------------------------------------
South Carolina--          A+        A1           12,000    Fairfield County, South Carolina, PCR (South Carolina Electric
4.8%                                                       and Gas Company), 6.50% due 9/01/2014                              12,714
                          BBB+      A3            8,000    Richland County, South Carolina, Solid Waste Disposal
                                                           Facilities Revenue Bonds (Union Camp Corporation Project),
                                                           AMT, Series A, 6.75% due 5/01/2022                                  8,456
                          AAA       Aaa           4,000    South Carolina Housing Finance and Development Authority,
                                                           Mortgage Revenue Refunding Bonds, AMT, Series A-1, 5.95%
                                                           due 7/01/2029 (a)(e)                                                3,926
                          NR*       NR*           3,800    Spartanburg County, South Carolina, Solid Waste Disposal
                                                           Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                                           11/01/2024                                                          4,130
------------------------------------------------------------------------------------------------------------------------------------
South Dakota--0.9%        AAA       Aa1           5,500    South Dakota, HDA, Homeownership Mortgage Revenue Refunding
                                                           Bonds, Series A, 6.45% due 5/01/2022                                5,629
------------------------------------------------------------------------------------------------------------------------------------
Texas--6.5%               NR*       Aaa           1,000    Bell County, Texas, Health Facilities Development Revenue
                                                           Bonds (Lutheran General Health Care System), 6.50% due
                                                           7/01/2019 (c)                                                       1,050
                          AAA       Aaa           2,900    Brazos River Authority, Texas, Revenue Refunding Bonds
                                                           (Houston Industries Inc. Project), Series A, 5.125% due
                                                           5/01/2019 (a)                                                       2,542
                          A1+       VMIG1+          200    Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding
                                                           (Amoco Oil Company Project), VRDN, 3.50% due 10/01/2017 (k)           200
                          NR*       NR*           5,000    Harris County, Texas, Health Facilities Development
                                                           Corporation, Hospital Revenue Bonds (Memorial Hospital System
                                                           Project), Series A, 6.60% due 6/01/2004 (i)                         5,443
                          AAA       Aaa          10,000    Houston, Texas, Water and Sewer System Revenue Bonds,
                                                           Junior Lien, Series C, 5.375% due 12/01/2027 (d)                    9,056
                          AAA       Aaa          13,850    Houston, Texas, Water and Sewer System Revenue Refunding
                                                           Bonds, Junior Lien, Series A, 5.375% due 12/01/2027 (d)            12,542
                          AA        Aaa           2,975    Texas Housing Agency, Residential Development Mortgage
                                                           Revenue Bonds, Series A, 7.50% due 7/01/2015 (e)(g)                 3,087
                          AAA       Aaa           6,070    Texas Technology University Revenue Refunding and
                                                           Improvement Bonds, 6th Series, 5.25% due 2/15/2015 (a)              5,693
------------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                            S&P     Moody's       Face                                                                        Value
State                     Ratings   Ratings      Amount                                Issue                               (Note 1a)
====================================================================================================================================
Utah--3.6%                AA        Aa2         $15,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                           (IHC Hospitals Incorporated), 6.30% due 2/15/2015                $ 15,659
                          NR*       P1            3,600    Salt Lake County, Utah, PCR, Refunding (Service Station
                                                           Holdings Project), VRDN, 3.50% due 2/01/2008 (k)                    3,600
                          A-        NR*           2,710    West Valley City, Utah, Redevelopment Agency, Tax Increment
                                                           Revenue Bonds, 6% due 3/01/2024                                     2,629
------------------------------------------------------------------------------------------------------------------------------------
Virginia--3.6%                                             Norfolk, Virginia, GO (Capital Improvement) (d):
                          AAA       Aaa           2,190      5.375% due 6/01/2016                                              2,085
                          AAA       Aaa           2,190      5.375% due 6/01/2017                                              2,070
                          AA+       Aa1          17,435    Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                           Series A, 7.15% due 1/01/2033                                      17,864
------------------------------------------------------------------------------------------------------------------------------------
Washington--1.1%          NR*       Aaa           5,000    Washington State Health Care Facilities Authority, Revenue
                                                           Refunding Bonds (Children's Hospital and Regional Medical
                                                           Center), 5% due 10/01/2028 (f)                                      4,134
                          AAA       Aaa           2,825    Washington State Public Power Supply System, Revenue
                                                           Refunding Bonds (Nuclear Project No. 2), Series A,
                                                           5.70% due 7/01/2011 (a)                                             2,863
------------------------------------------------------------------------------------------------------------------------------------
West Virginia--0.8%       A         A2            5,000    Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                           Bonds (Weyerhaeuser Company Project), AMT, 6.50% due 4/01/2025      5,026
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.7%           AA        Aa3           3,800    Wisconsin Housing and EDA, Housing Revenue Bonds,
                                                           AMT, Series D, 7.20% due 11/01/2013                                 4,026
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$616,185)--99.3%                                                                                    607,366

Other Assets Less Liabilities--0.7%                                                                                            4,517
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $611,883
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(l)   FNMA/GNMA Collateralized.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      54.3%
AA/Aa .............................................................      16.7
A/A ...............................................................      12.8
BBB/Baa ...........................................................       6.9
B/B ...............................................................       0.4
NR (Not Rated) ....................................................       4.0
Other* ............................................................       4.2
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

MuniYield Quality Fund, Inc.                                    October 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1999

Assets:          Investments, at value (identified cost--$616,185,139) (Note 1a) ................                $607,366,288
                 Cash ...........................................................................                      46,369
                 Receivables:
                   Interest ..................................................................... $ 11,401,241
                   Securities sold ..............................................................      220,000     11,621,241
                                                                                                  ------------
                 Prepaid expenses and other assets ..............................................                      29,754
                                                                                                                 ------------
                 Total assets ...................................................................                 619,063,652
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:     Payables:
                   Securities purchased .........................................................    6,254,410
                   Dividends to shareholders (Note 1e) ..........................................      533,191
                   Investment adviser (Note 2) ..................................................      295,537      7,083,138
                                                                                                  ------------
                 Accrued expenses and other liabilities .........................................                      97,079
                                                                                                                 ------------
                 Total liabilities ..............................................................                   7,180,217
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:      Net assets .....................................................................                $611,883,435
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.05 per share (8,000 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference) ..........                $200,000,000
                   Common Stock, par value $.10 per share (30,425,258 shares issued and outstanding) ............................................................. $  3,042,526
                 Paid-in capital in excess of par ...............................................  423,867,420
                 Undistributed investment income--net ...........................................    4,697,626
                 Accumulated realized capital losses on investments--net (Note 5) ...............  (10,905,286)
                 Unrealized depreciation on investments--net ....................................   (8,818,851)
                                                                                                  ------------
                 Total--Equivalent to $13.54 net asset value per share of Common Stock
                 (market price--$12.0625) .......................................................                 411,883,435
                                                                                                                 ------------
                 Total capital ..................................................................                $611,883,435
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1999

Statement of Operations

                                                                                                           For the Year Ended
                                                                                                             October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Investment Income       Interest and amortization of premium and discount earned .............                   $ 36,972,584
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees (Note 2) .................................... $  3,267,363
                        Commission fees (Note 4) .............................................      506,440
                        Transfer agent fees ..................................................      160,590
                        Accounting services (Note 2) .........................................      106,997
                        Professional fees ....................................................       80,726
                        Custodian fees .......................................................       36,303
                        Listing fees .........................................................       32,355
                        Printing and shareholder reports .....................................       25,579
                        Directors' fees and expenses .........................................       23,276
                        Pricing fees .........................................................       19,087
                        Other ................................................................       57,666
                                                                                               ------------
                        Total expenses .......................................................                      4,316,382
                                                                                                                 ------------
                        Investment income--net ...............................................                     32,656,202
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Realized &              Realized loss on investments--net ....................................                     (1,376,602)
Unrealized Loss on      Change in unrealized appreciation/depreciation on investments--net ...                    (60,738,769)
Investments--Net                                                                                                 ------------
(Notes 1b, 1d & 3):     Net Decrease in Net Assets Resulting from Operations .................                   $(29,459,169)
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                               For the Year Ended October 31,
                                                                                               ------------------------------
Increase (Decrease) in Net Assets:                                                                 1999              1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net ...............................................   32,656,202      $ 34,209,212
                        Realized gain (loss) on investments--net .............................   (1,376,602)        7,102,938
                        Change in unrealized appreciation/depreciation on investments--net ...  (60,738,769)        4,737,384
                                                                                               ------------      ------------
                        Net increase (decrease) in net assets resulting from operations ......  (29,459,169)       46,049,534
                                                                                               ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------
Dividends to            Investment income--net:
Shareholders              Common Stock .......................................................  (26,156,777)      (26,777,909)
(Note 1e):                Preferred Stock ....................................................   (6,398,620)       (7,020,160)
                                                                                               ------------      ------------
                        Net decrease in net assets resulting from dividends to shareholders ..  (32,555,397)      (33,798,069)
                                                                                               ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase (decrease) in net assets ..............................  (62,014,566)       12,251,465
                        Beginning of year ....................................................  673,898,001       661,646,536
                                                                                               ------------      ------------
                        End of year* ......................................................... $611,883,435      $673,898,001
                                                                                               ============      ============
-----------------------------------------------------------------------------------------------------------------------------
                      * Undistributed investment income--net ................................. $  4,697,626      $  4,596,821
                                                                                               ============      ============
-----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                       For the Year Ended
from information provided in the financial statements.                                              October 31,
                                                                               ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                          1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...................... $  15.58   $  15.17   $  14.57   $  14.58   $  13.16
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income--net ..................................     1.07       1.12       1.13       1.14       1.15
                     Realized and unrealized gain (loss) on investments--net..    (2.04)       .40        .59       (.01)      1.43
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations ........................     (.97)      1.52       1.72       1.13       2.58
                                                                               --------   --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ................................     (.86)      (.88)      (.89)      (.90)      (.89)
                       Realized gain on investments--net .....................       --         --         --         --       (.02)
                       In excess of realized gain on investments--net ........       --         --         --         --         --+
                                                                               --------   --------   --------   --------   --------
                     Total dividends and distributions to Common
                     Stock shareholders ......................................     (.86)      (.88)      (.89)      (.90)      (.91)
                                                                               --------   --------   --------   --------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                          Investment income--net .............................     (.21)      (.23)      (.23)      (.24)      (.25)
                          Realized gain on investments--net ..................       --         --         --         --         --+
                          In excess of realized gain on investments--net .....       --         --         --         --         --+
                                                                               --------   --------   --------   --------   --------
                     Total effect of Preferred Stock activity ................     (.21)      (.23)      (.23)      (.24)      (.25)
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year ............................ $  13.54   $  15.58   $  15.17   $  14.57   $  14.58
                                                                               ========   ========   ========   ========   ========
                     Market price per share, end of year ..................... $12.0625   $15.5625   $14.4375   $ 12.875   $ 12.625
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share .........................   (17.61%)    14.33%     19.58%      9.12%     23.63%
Return:*                                                                       ========   ========   ========   ========   ========
                     Based on net asset value per share ......................    (7.62%)     8.93%     11.03%      6.93%     19.34%
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses** ........................................      .95%       .91%       .94%       .96%       .97%
Average Net Assets                                                             ========   ========   ========   ========   ========
of Common Stock:     Total investment income--net** ..........................     7.17%      7.30%      7.69%      7.79%      8.28%
                                                                               ========   ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders .....     1.41%      1.50%      1.56%      1.64%      1.78%
                                                                               ========   ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders ....     5.76%      5.80%      6.13%      6.15%      6.50%
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ..........................................      .66%       .64%       .65%       .66%       .66%
Total Average Net                                                              ========   ========   ========   ========   ========
Assets:++**          Total investment income--net ............................     4.99%      5.12%      5.32%      5.32%      5.65%
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders ...............     3.21%      3.51%      3.51%      3.61%      3.78%
Average Net Assets                                                             ========   ========   ========   ========   ========
of Preferred Stock:
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end
Data:                of year (in thousands) .................................. $411,883   $473,898   $461,647   $443,154   $443,718
                                                                               ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of year (in thousands).. $200,000   $200,000   $200,000   $200,000   $200,000
                                                                               ========   ========   ========   ========   ========
                     Portfolio turnover ......................................    91.78%     42.95%     36.87%     68.22%     57.56%
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ............................... $  3,059   $  3,369   $  3,308   $  3,216   $  3,219
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Dividends Per        Series A--Investment income--net ........................ $    824   $    961   $    864   $    953   $    961
Share on                                                                       ========   ========   ========   ========   ========
Preferred Stock      Series B--Investment income--net ........................ $    779   $    879   $    892   $    880   $    917
Outstanding:                                                                   ========   ========   ========   ========   ========
                     Series C--Investment income--net ........................ $    809   $    815   $    884   $    888   $    977
                                                                               ========   ========   ========   ========   ========
                     Series D--Investment income--net ........................ $    787   $    856   $    873   $    885   $    921
                                                                               ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Amount is less than $.01 per share.
      ++    Includes Common and Preferred Stock average net assets.

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

MuniYield Quality Fund, Inc.                                    October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $572,967,397 and $577,027,047, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

-------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                 Gains (Losses)        Losses
-------------------------------------------------------------------------------
Long-term investments ........................    $(2,486,002)      $(8,818,851)
Financial futures contracts ..................      1,109,400                --
                                                  -----------       -----------
Total ........................................    $(1,376,602)      $(8,818,851)
                                                  ===========       ===========
-------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $9,047,839, of which $15,142,656 related to appreciated securities and $24,190,495 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $616,414,127.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.649%; Series B, 3.25%; Series C, 3.45%; and Series D, 3.34%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $225,654 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $4,728,000, of which $1,083,000 expires in 2004 and $3,645,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

MuniYield Quality Fund, Inc.                                    October 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQY

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16352--10/99

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